                                  YAHOO! INC.

                   AMENDMENT TO SECOND AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT


     THIS AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "AMENDMENT") is made and entered into as of July 7, 1998, by and among Yahoo! Inc., a California corporation (the "COMPANY"), and the undersigned holders (the "HOLDERS") of the outstanding Registrable Securities (as defined in the Rights Agreement) listed on EXHIBIT A hereto to amend the Second Amended and Restated Investor Rights Agreement dated March 12, 1996 ("RIGHTS AGREEMENT") by and among the Company and certain persons and entities listed on SCHEDULE A, SCHEDULE B and SCHEDULE C thereto. Capitalized terms not defined herein shall have the meaning assigned in the Rights Agreement.

                                   RECITALS

     A. Pursuant to the terms of the Rights Agreement, any provision of the Rights Agreement may be amended, waived, discharged or terminated upon the written consent of the Company and the holders of a majority of the outstanding Registrable Securities.

     B. Concurrent with the execution of this Amendment, the SOFTBANK Holdings, Inc., a Holder, is purchasing from the Company shares of the Company's Common Stock pursuant to a Stock Purchase Agreement of even date herewith (the "STOCK PURCHASE AGREEMENT").

     C. In connection with such investment, the undersigned Holders constituting the holders of a majority of the outstanding Registrable Securities desire to amend and restate certain provisions of the Rights Agreement as set forth herein.

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Section 2.1 (b) of the Rights Agreement is hereby amended and restated in its entirety as follows:

               "(b) The term "REGISTRABLE SECURITIES" means:

                   (i) The shares of Common Stock issuable or issued upon conversion of the Series A Shares, Series B Shares and Series C Shares (the Series A Shares, the Series B Shares, the Series C Shares and the SOFTBANK Shares are sometimes collectively referred to as the "STOCK"); and

                  (ii) 1,363,440 shares of Common Stock (the "SOFTBANK SHARES") issued to SOFTBANK Holdings, Inc. ("SOFTBANK"), pursuant to the Stock Purchase Agreement dated July 7, 1998 by and between the Company and SOFTBANK.

                 (iii) Any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

PROVIDED, HOWEVER, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale."

     2. Section 2.1 is amended by the addition of the following subsection at the end of Section 2.1:

               "(i) The term "Initial Public Offering" means the initial offering to the public of securities of the Company."

     3. Section 2.2(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

          "2.2 REQUESTED REGISTRATION.

               (a) If the Company shall receive at any time a written request from the Holders of Registrable Securities having market value (based on the average closing price of the Common Stock on the principal trading exchange or system for the ten (10) trading days preceding the date of the request) exceeding three hundred million dollars ($300,000,000) that the Company file a registration statement under the Securities Act for the sale of Registrable Securities for an aggregate public offering price of at least ten million dollars ($10,000,000), the Company shall notify within ten (10) days of receipt thereof, in writing, all Holders of Registrable Securities of such request, and shall use its best efforts to effect as soon as practicable the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.5."

     4. Except as provided herein, the Rights Agreement shall remain in full force and effect. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of this Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     5. Nothing in this Amendment, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided herein.

     6. This Amendment shall be governed by and construed under the laws of the State of California in the United States of America as applied to agreements among California residents entered into and to be performed entirely within California.

     7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Amendment.

COMPANY:

YAHOO! INC.

By:   /s/ TIMOTHY KOOGLE
      -------------------------------
      Timothy Koogle, President & CEO


HOLDERS:

SOFTBANK HOLDINGS INC.


By:   /s/ RONALD D. FISHER
      -------------------------------
      Ronald D. Fisher, Vice Chairman


SEQUOIA CAPITAL VI


By:   /s/ MICHAEL MORITZ
      -------------------------------
Name:     Michael Moritz
      -------------------------------
Title:    General Partner
      -------------------------------

SEQUOIA TECHNOLOGY PARTNERS VI


By:   /s/ MICHAEL MORITZ
      -------------------------------
Name:     Michael Moritz
      -------------------------------
Title:    General Partner
      -------------------------------

                                   EXHIBIT A
                                   ---------
                                LIST OF HOLDERS
                                ---------------

SOFTBANK Holdings Inc.
846 University Avenue
Norwood, MA  02062-2666

cc:  Stephen A. Grant, Esq.
     Sullivan & Cromwell
     125 Broad Street
     New York, NY  10004

Sequoia Capital VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, California  94025

cc:  Bradford F. Shafer, Esq.
     Brobeck, Phleger & Harrison,
     One Market, Spear Street Tower
     San Francisco, CA  94105

Sequoia Technology Partners VI
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, California  94025